Microsoft Word 11.0.6502;
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 5, 2006.

                            HAMPSHIRE GROUP, LIMITED

-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware               000-20201             06-0967107
-----------------------------------------------------------------------------
(State or other jurisdiction        (Commission         (IRS Employer
   of incorporation)                File Number)      Identification No.)

215 Commerce Boulevard, Anderson, South Carolina                 29625
-----------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (864) 225-6232
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press release issued by Hampshire Group, Limited on January 5, 2006 announcing the acquisition of Shane-Hunter, Inc.


-------------------------------------------------------------------------------

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HAMPSHIRE GROUP, LIMITED


Date: January 9, 2006                     By:  /s/ Charles W. Clayton
---------------------                     ----------------------------------
                                          Charles W. Clayton
                                          Chief Financial Officer
                                          (Principal Financial Officer)